Exhibit (n)(1)

PACIFIC SELECT FUND

AMENDED AND RESTATED MULTI-CLASS PLAN

SCHEDULE A

Funds	Class I	Class P
Small-Cap Growth Portfolio	X	X
International Value Portfolio	X	X
Long/Short Large-Cap Portfolio	X	X
International Small-Cap Portfolio	X	X
Equity Index Portfolio	X	X
Mid-Cap Value Portfolio	X	X
Small-Cap Index Portfolio	X	X
Dividend Growth Portfolio	X	X
Large-Cap Value Portfolio	X	X
Technology Portfolio	X	X
Short Duration Bond Portfolio	X	X
Floating Rate Loan Portfolio	X	X
Diversified Bond Portfolio	X	X
Growth Portfolio	X	X
Health Sciences Portfolio	X	X
Mid-Cap Equity Portfolio	X	X
Large-Cap Growth Portfolio	X	X
International Large-Cap Portfolio	X	X
Small-Cap Value Portfolio	X	X
Main Street® Core Portfolio	X	X
Emerging Markets Portfolio	X	X
High Yield Bond Portfolio	X	X
Managed Bond Portfolio	X	X
Inflation Managed Portfolio	X	X
Comstock Portfolio	X	X
Mid-Cap Growth Portfolio	X	X
Real Estate Portfolio	X	X
Small-Cap Equity Portfolio	X	X
Focused Growth Portfolio	X	X

Inflation Strategy Portfolio

Floating Rate Income Portfolio

Emerging Markets Debt Portfolio

Currency Strategies Portfolio

Global Absolute Return Portfolio

Value Advantage Portfolio

Absolute Return Portfolio

Equity Long/Short Portfolio

Core Income Portfolio

	X X X X X X X X X	X X X X X X X X X
Diversified Alternatives Portfolio	X

Pacific Dynamix – Conservative Growth Portfolio	X
Pacific Dynamix — Moderate Growth Portfolio	X
Pacific Dynamix — Growth Portfolio	X
PD Large-Cap Value Index Portfolio		X
PD Large-Cap Growth Index Portfolio		X
PD Small-Cap Value Index Portfolio		X
PD Small-Cap Growth Index Portfolio		X
PD Aggregate Bond Index Portfolio		X
PD High Yield Bond Index Portfolio		X
PD International Large-Cap Portfolio		X

A-1

Funds	Class I	Class P
PD Emerging Markets Portfolio		X
PD 1-3 Year Corporate Bond Portfolio		X

Portfolio Optimization Conservative Portfolio	X
Portfolio Optimization Moderate-Conservative Portfolio	X
Portfolio Optimization Moderate Portfolio	X
Portfolio Optimization Growth Portfolio	X
Portfolio Optimization Aggressive-Growth Portfolio	X

Class D
PSF DFA Balanced Allocation Portfolio	X

EFFECTIVE: June 30, 2016

A-2